LIBERTY VARIABLE INVESTMENT TRUST
                  LIBERTY ALL-STAR EQUITY FUND, VARIABLE SERIES

                         SUPPLEMENT TO THE PROSPECTUSES
                       DATED MAY 1, 1999 AND JUNE 1, 1999



The Prospectuses for the Liberty All-Star Equity Fund, Variable Series (the "Fund"), are amended as follows:

Effective November 1, 1999, Wilke/Thompson Capital Management, Inc. will be replaced by TCW Funds Management, Inc. ("TCW") to provide portfolio management services. Mr. Glen E. Bickerstaff, Managing Director, U.S. Equities, will be responsible for the management of the Fund's assets assigned to TCW. Prior to joining TCW in 1998, Mr. Bickerstaff was a portfolio manager at Transamerica Investment Services.

Pursuant to the portfolio management agreement, Liberty Asset Management Company, the Fund's sub-advisor, pays TCW a fee at the annual rate of 0.30% of the average daily net assets of that portion of the Fund's portfolio assigned to TCW.

In addition to TCW, the Fund's current portfolio managers are Boston Partners Asset Management, L.P., J.P. Morgan Investment Management Inc., Oppenheimer Capital and Westwood Management Corp.




                                                               November 1, 1999

                        LIBERTY VARIABLE INVESTMENT TRUST
                  LIBERTY ALL-STAR EQUITY FUND, VARIABLE SERIES

              SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION
                     DATED MAY 1, 1999, REVISED JUNE 1, 1999



The Statement of Additional Information for the Liberty All-Star Equity Fund, Variable Series (the "Fund"), is amended as follows:

Effective November 1, 1999, Wilke/Thompson Capital Management, Inc. will be replaced by TCW Funds Management, Inc. ("TCW") to serve as one of the Fund's Portfolio Managers.

TCW is located at 865 South Figueroa Street, Los Angeles, CA 90017. TCW is a wholly-owned subsidiary of The TCW Group, Inc. ("TCW Group"). Established in 1971, TCW Group's direct and indirect subsidiaries, including TCW, provide a variety of trust, investment management and investment advisory services. Ownership of the TCW Group lies approximately 95% with its employees and 5% with its directors. Robert A. Day, who is Chairman of the Board of Directors of TCW Group, may be deemed to be a control person of TCW by virtue of the aggregate ownership by Mr. Day and his family of more than 25% of the outstanding voting stock of the TCW Group. As of September 30, 1999, TCW had over $55 billion in assets under management.

Pursuant to the portfolio management agreement, Liberty Asset Management Company, the Fund's sub-advisor, pays TCW a fee at the annual rate of 0.30% of the average daily net assets of that portion of the Fund's portfolio assigned to TCW.

In addition to TCW, the Fund's current portfolio managers are Boston Partners Asset Management, L.P., J.P. Morgan Investment Management Inc., Oppenheimer Capital and Westwood Management Corp.



                                                              November 1, 1999